              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1997-1
                       AGREEMENT DATED FEBRUARY 27, 1997

                      SERVICER'S MONTHLY REMITTANCE REPORT


----------------------------------------------------------------------------------------------------------------------------------
                                      Principal      Current      Principal      Principal                 Interest
                   Original         Balance Before    Pass        Remittance       Carry      Interest       Carry       Total
   Class          Face Value         Distribution    Through   (Including Turbo)  Forward    Remittance     Forward   Distribution
----------------------------------------------------------------------------------------------------------------------------------
    A-1         139,980,000.00     137,114,703.98      6.05%    4,186,803.90       0.00      691,286.63      0.00     4,878,090.53
    A-2          64,680,000.00      64,680,000.00      6.28%        0.00           0.00      338,492.00      0.00       338,492.00
    A-3          65,160,000.00      65,160,000.00      6.45%        0.00           0.00      350,235.00      0.00       350,235.00
    A-4          49,750,000.00      49,750,000.00      6.60%        0.00           0.00      273,625.00      0.00       273,625.00
    A-5          49,170,000.00      49,170,000.00      6.70%        0.00           0.00      274,532.50      0.00       274,532.50
    A-6          93,110,000.00      93,110,000.00      6.95%        0.00           0.00      539,262.08      0.00       539,262.08
    A-7          61,330,000.00      61,330,000.00      7.16%        0.00           0.00      365,935.67      0.00       365,935.67
    A-8          37,570,000.00      37,570,000.00      7.33%        0.00           0.00      229,490.08      0.00       229,490.08
Certificates     39,250,000.00      39,250,000.00      7.64%        0.00           0.00      249,891.67      0.00       249,891.67
     R                0.00           1,933,865.96                   0.00           0.00            0.00      0.00             0.00
----------------------------------------------------------------------------------------------------------------------------------
Totals          600,000,000.00     599,068,569.94               4,186,803.90               3,312,750.63               7,499,554.53
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                         Over      Allocated          Ending              Pool
   Class              Collateral     Losses           Balance            Factor
---------------------------------------------------------------------------------
    A-1                  0.00         0.00        132,927,900.08       94.962066%
    A-2                  0.00         0.00         64,680,000.00      100.000000%
    A-3                  0.00         0.00         65,160,000.00      100.000000%
    A-4                  0.00         0.00         49,750,000.00      100.000000%
    A-5                  0.00         0.00         49,170,000.00      100.000000%
    A-6                  0.00         0.00         93,110,000.00      100.000000%
    A-7                  0.00         0.00         61,330,000.00      100.000000%
    A-8                  0.00         0.00         37,570,000.00      100.000000%
Certificates             0.00         0.00         39,250,000.00      100.000000%
     R              2,568,187.89      0.00          4,502,053.85        0.000000%
---------------------------------------------------------------------------------
Totals                                            597,449,953.93
---------------------------------------------------------------------------------


AMOUNTS PER 1,000                Principal
                              Balance Before  Principal    Interest       Total           End
   CLASS          CUSIP        Distribution   Remittance   Remittance  Distribution      Balance
-------------------------------------------------------------------------------------------------------
    A-1                          979.530676   29.910015     4.938467    34.848482      949.620661
    A-2                         1000.000000    0.000000     5.233333     5.233333     1000.000000
    A-3                         1000.000000    0.000000     5.375000     5.375000     1000.000000
    A-4                         1000.000000    0.000000     5.500000     5.500000     1000.000000
    A-5                         1000.000000    0.000000     5.583333     5.583333     1000.000000
    A-6                         1000.000000    0.000000     5.791667     5.791667     1000.000000
    A-7                         1000.000000    0.000000     5.966667     5.966667     1000.000000
    A-8                         1000.000000    0.000000     6.108333     6.108333     1000.000000
Certificates                    1000.000000    0.000000     6.366667     6.366667     1000.000000

        Original weighted average securities rate =                   6.65%
        Current weighted average securities rate =                    6.66%


        Determination Date         4/4/96
        Distribution Date          4/10/96

              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1997-1
                       AGREEMENT DATED FEBRUARY 27, 1997

                      SERVICER'S MONTHLY REMITTANCE REPORT
--------------------------------------------------------------------------------

Available Collection Amount                                                                                        7,754,657.28

COLLECTIONS ON THE MORTGAGE LOANS:

                                                                  Interest              Principal                      Total
                                                                ------------           ------------                ------------
Scheduled Monthly Payments                                      4,242,720.56             550,045.74                4,792,766.30
Recovery of Delinquent Scheduled Payments                         774,601.86             118,268.63                  892,870.49
Principal Prepayments                                             492,402.59             950,301.64                1,442,704.23
FHA Claims                                                              0.00                   0.00                        0.00
Foreclosure Collections                                                 0.00                   0.00                        0.00

Total Collections on Mortgage Loans                             5,509,725.01           1,618,616.01                7,128,341.02


Collection Account Earnings                                        11,781.83                   0.00                   11,781.83
Note Distribution Account Earnings                                  3,629.03                   0.00                    3,629.03
Capitalized Interest Release                                      610,905.40                   0.00                  610,905.40

Available Collection Amounts                                    6,136,041.27           1,618,616.01                7,754,657.28

FEES:

Servicing Fee                                                                                                        249,762.07
Trustee Fee                                                                                                            1,335.17
Custodian Fee                                                                                                          4,005.51
Guaranty Insurance                                                                                                         0.00
Owner Trustee Fee                                                                                                          0.00

Total Fees:                                                                                                          255,102.75

OVERCOLLATERALIZATION INFORMATION: *

Original Overcollateralization Amount                                                                                      0.00
Current Overcollateralization Amount                                                                               4,502,053.85
Interim Required Overcollaterlization Amount                                                                      24,000,000.00
Required Overcollaterlization Amount                                                                              45,000,000.00
Current Credit Support Multiple                                                                                            1.00
Is Due Period a Step Down Date?                                                                                              No

RESERVE ACCOUNT INFORMATION

Original Reserve Account Deposit                                                                                  14,019,276.18
Current Reserve Fund Balance                                                                                      17,169,222.35
Reserve Fund Requirement                                                                                          17,169,222.35

AMOUNT IN PREFUNDING ACCOUNT:                                                                                    109,450,790.58

CAPITAL ACCOUNT INFORMATION:
Amount  Remaining in Capitalized  Interest Account                                                                 1,160,720.26
Amount to be Disbursed from Capitalized Interest
  Account to Note Distribution Account                                                                               610,905.40

COLLATERAL INFORMATION:
Beginning Weighted Average Remaining Maturity                                                                               234
Ending Weighted Average Remaining Maturity                                                                                  232
Beginning Weighted Average Coupon                                                                                        14.100%
Ending Weighted Average Coupon                                                                                           14.100%
Beginning Number of Loans                                                                                                13,019
Ending Number of Loans                                                                                                   15,983
Beginning Unpaid Principle Balance of Home Loans                                                                 399,619,317.56
Ending Unpaid Principle Balance of Home Loans                                                                    487,999,163.35
Loans Paid in Full                                                                                                            0

DELINQUENCIES:
                                                                 #                  $                       % of $
                                                                --             ------------                 ------
30-59 Days                                                      60             1,839,260.00                 0.4603%
60-89 Days                                                      15               535,362.00                 0.1340%
Over 90                                                         0                      0.00                 0.0000%
Total                                                           75             2,374,622.00                 0.5942%
LIQUIDATED LOANS:
                                                             Principal          Interest
Liquidation Proceeds                                           0.00               0.00
Write-Offs                                                     0.00               0.00
Net Losses                                                     0.00               0.00


* Assumes entire prefunded account is used to purchase home loans

RESERVE ACCOUNT:

Beginning balance                                                                                            14,019,276.18
Current deposits                                                                                              3,149,946.17
Current earnings                                                                                                 61,681.65
Withdraw of excess reserve account amount to residual interest holders                                           61,681.65
Ending balance                                                                                               17,169,222.35


CAPITALIZED INTEREST:

Beginning balance:                                                                                            1,980,320.24
Capitalized interest acct requirement (projected interest shortfall)                                          1,160,720.26


Less amount to be released to residual interest                                                               1,006,363.41
Holder on March 10 pursuant to section 5.04(d)

Less amount to be distributed to note distribution                                                              610,905.40
Account on March 6 required by section 5.04(a)

Plus             Account earnings posted in due period                                                            9,891.08
                 Prefunding account earnings posted in due period                                               787,777.75

Ending balance on distribution date                                                                           1,160,720.26


PREFUNDING ACCOUNT:

Beginning balance                                                                                           199,449,252.38

Less draw for first funding                                                                                  89,998,461.80

Less amount to be distributed to note distribution                                                                    0.00
Account required by section 5.03 (c)

Less amount to be distributed to certificate distribution                                                             0.00
Account required by section 5.03 (c)

Ending balance                                                                                              109,450,790.58


BACKUP CALCULATIONS:

DEPOSIT TO NOTE DISTRIBUTION ACCOUNT:

Principal and Interest                                           7,128,341.02             Principal Collections         1,618,616.01
Cap Interest Release                                               610,905.40             Interest Collections          5,509,725.01
Guranteed Payment                                                        0.00                                           ------------
Reserve Account Withdrawals                                              0.00             WIRE FROM FFI TO FIRST TRUST  7,128,341.02

Collection Account Withdrawals/Collection Account Earnings          11,781.83
Total Deposits                                                   7,751,028.25
Note Distribution Account earnings                                   3,629.03
Note Distribution Account balance                                7,754,657.28

WITHDRAWS FROM NOTE DISTRIBUTION ACCOUNT:

To The Note Distribution Account for Disbursement
on Distribution Date Pursuant to Sections
5.01(c) paragraphs (i) to (iv)
                                                                                   Remaining Balance
                                                                                   -----------------
                                             Servicing Fee         249,762.07           7,504,895.21
                                Guaranty Insurance Premium               0.00           7,504,895.21
                                     Indenture Trustee Fee           1,335.17           7,503,560.04
                                         Owner Trustee Fee               0.00           7,503,560.04
                                             Custodian Fee           4,005.51           7,499,554.53
                 Noteholders Interest Distributable Amount       3,062,858.96           4,436,695.57
                    Regular Principal Distributable Amount       1,618,616.01           2,818,079.56
          Excess Spread to Class A-1 note as a part of the       2,568,187.89             249,891.67
        Noteholders Monthly Principal distributable Amount

To the Certificate Distribution Account for Disbursement pursuant to section 5.06 on the distribution date.

           Certificateholder Interest Distributable Amount         249,891.67                   0.00
          Certificateholder Principal Distributable Amount               0.00                   0.00
                   Securities Insurer Reimbursement Amount               0.00                   0.00
                    OverCollateralization Reduction Amount               0.00                   0.00
